Filed pursuant to Rule 497(a)

Registration File No. 333-275970

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

New Issue: Trinity Capital, Inc.
Issuer (Ticker):	Trinity Capital Inc. (“TRIN”)
Expected Ratings*:	Baa3 (Stable) Moody’s / BBBL (Stable) Morningstar / BBB (Stable) Egan
Format:	SEC Registered
Ranking:	Senior Unsecured Note
Announced Size:	$100mm
Tranche:	5-Year
Maturity Date:	July 3, 2030
Guidance:	7% the number
Coupon:	Fixed
Optional Redemption:	MWC; 1-month Par Call
Change Of Control:	Yes at 100% (See eRed)
Active Bookrunners:	KBW-Stifel (B&D), MS
Settlement:	T+5 (July 3, 2025)**
Denominations:	$2k x $1k
Use of Proceeds:	We expect to use the net proceeds from this offering to pay down a portion of our existing indebtedness outstanding under the KeyBank Credit Agreement. See “Use of Proceeds” in the prospectus supplement.
Timing:	Books open, today’s business
CUSIP / ISIN:	896442AJ9 / US896442AJ97

* An explanation of the significance of ratings may be obtained from the rating agency. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The rating of the notes should be evaluated independently from similar ratings of other securities. A credit rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency. No report of any rating agency is incorporated by reference herein.

** Under Rule 15c6-1 of the Exchange Act, trades in the secondary market are required to settle in one business day, unless the parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes prior to the business day preceding the settlement date will be required, by virtue of the fact that the notes initially will settle in T+5, to specify alternative settlement arrangements to prevent a failed settlement.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Trinity Capital Inc. before investing. The preliminary prospectus supplement, together with an accompanying prospectus, which have been filed with the U.S. Securities and Exchange Commission (SEC), contain this and other information about Trinity Capital Inc. and should be read carefully before investing. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Trinity Capital Inc. and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted. A shelf registration statement (relating to these securities) is on file with the SEC and has become effective. The offering may be made only by means of a preliminary prospectus supplement for this offering and an accompanying prospectus. Before you invest, you should read the prospectus supplement for this offering, the prospectus in the registration statement, and the documents incorporated by reference into the prospectus that the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from Keefe, Bruyette & Woods, A Stifel Company by e-mail at USCapitalMarkets@kbw.com and Morgan Stanley by e-mail at Prospectus@morganstanley.com.

Note that documents transmitted by e-mail may be altered or changed during the process of transmission and none of Trinity Capital, Keefe, Bruyette & Woods, A Stifel Company, Morgan Stanley nor any of their respective affiliates accepts liability or responsibility for any alteration or change.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.